RESOLUTIONS OF THE BOARD OF DIRECTORS OF HOMELAND RESOURCES LTD.

Pursuant to the provisions of Nevada Corporation law (NRS 78.0296 Ratification or validation of noncompliant corporate acts and other rules of law) and the Certificate of Incorporation and By-Laws of Homeland Resources Ltd., a Nevada corporation (the "Company"), the undersigned ratifies the application of 100,000,000 shareholder votes, derived from ownership of two million of our Series A Preferred shares each having 50 votes as per the Corrected Amended Certificate of Designation on file with the Secretary of State of Nevada as of April 17, 2023 and applied to June 28, 2021, issued on April 12, 2023 to FOMO WORLDWIDE, INC., cast on May 21, 2023 in favor of our June 28, 2021 shareholder resolution and action filed with the Secretary of State of Nevada approving the following corporate actions:

1) change our name to Himalaya Technologies, Inc. from Homeland Resources Ltd.,
2) increase our common shares authorized to one billion,
3) increase our Series A Preferred shares authorized to 130 million,
4) establish a new class of Series B Preferred stock .0001 par value that each convert 1-1,000 into common shares and have 1,000 votes, and
5) establish a new class of Series C Preferred stock .0001 par value that each convert 1-1 into common shares and have 100,000 votes.

The Board meeting was convened on June 8, 2023 at 4:15pm ET.

WHEREAS, to manage its business , the Board of Directors ratifies the application of 100,000,000 shareholder votes, derived from ownership of two million of our Series A Preferred shares each having 50 votes as per the Corrected Amended Certificate of Designation on file with the Secretary of State of Nevada as of April 17, 2023 and applied to June 28, 2021, issued on April 12, 2023 to FOMO WORLDWIDE, INC., cast on May 21, 2023 in favor of our June 28, 2021 shareholder resolution and action filed with the Secretary of State of Nevada approving the following corporate actions:

1) change our name to Himalaya Technologies, Inc. from Homeland Resources Ltd.,
2) increase our common shares authorized to one billion,
3) increase our Series A Preferred shares authorized to 130 million,
4) establish a new class of Series B Preferred stock .0001 par value that each convert 1-1,000 into common shares and have 1,000 votes, and
5) establish a new class of Series C Preferred stock .0001 par value that each convert 1-1 into common shares and have 100,000 votes.

WHEREAS, the Board of Directors believes it is in the best interests of the Company to ratify the application of 100,000,000 shareholder votes, derived from ownership of two million of our Series A Preferred shares each having 50 votes as per the Corrected Amended Certificate of Designation on file with the Secretary of State of Nevada as of April 17, 2023 and applied to June 28, 2021, issued on April 12, 2023 to FOMO WORLDWIDE, INC., cast on May 21, 2023 in favor of our June 28, 2021 shareholder resolution and action filed with the Secretary of State of Nevada approving the following corporate actions:

1) change our name to Himalaya Technologies, Inc. from Homeland Resources Ltd.,
2) increase our common shares authorized to one billion,
3) increase our Series A Preferred shares authorized to 130 million,
4) establish a new class of Series B Preferred stock .0001 par value that each convert 1-1,000 into common shares and have 1,000 votes, and

5) establish a new class of Series C Preferred stock .0001 par value that each convert 1-1 into common shares and have 100,000 votes.

NOW THEREFORE BE IT RESOLVED THAT:

RESOLVED, the Board of Directors ratifies the application of 100,000,000 shareholder votes, derived from ownership of two million of our Series A Preferred shares each having 50 votes as per the Corrected Amended Certificate of Designation on file with the Secretary of State of Nevada as of April 17, 2023 and applied to June 28, 2021, issued on April 12, 2023 to FOMO WORLDWIDE, INC., cast on May 21, 2023 in favor of our June 28, 2021 shareholder resolution and action filed with the Secretary of State of Nevada approving the following corporate actions:

1) change our name to Himalaya Technologies, Inc. from Homeland Resources Ltd.,
2) increase our common shares authorized to one billion,
3) increase our Series A Preferred shares authorized to 130 million,
4) establish a new class of Series B Preferred stock .0001 par value that each convert 1-1,000 into common shares and have 1,000 votes, and
5) establish a new class of Series C Preferred stock .0001 par value that each convert 1-1 into common shares and have 100,000 votes.

RESOLVED, that any of the Executive Officers of the Company are hereby authorized and directed for and on behalf of the Company to do and perform all acts and things and execute and deliver all documents and take all such other steps as may be necessary or desirable to give full effect to the consent resolutions set forth above.

VIKRAM P GROVER

Vikram Grover, CEO & Director

Natesha LaWanda Evans
REGISTRATION NUMBER
7999724
COMMISSION EXPIRES
January 31, 2026

Commonwealth of Virginia

County of Prince William

The foregoing instrument was acknowledged before me

on 06/12/2023 by VIKRAM P GROVER as CEO of Homeland Resources Ltd.

Natesha LaWanda Evans
7999724

My commission expires: 01/31/2026

Notarized online using audio-video communication